                                                                    Exhibit 10.1

                     PRODUCTION GROUP INTERNATIONAL, INC.
               1995 STOCK OPTION/STOCK ISSUANCE PLAN (VIRGINIA)
               ------------------------------------------------




                                  ARTICLE ONE

                              GENERAL PROVISIONS
                              ------------------


     I.   PURPOSE OF THE PLAN

          This 1995 Stock Option/Stock Issuance Plan (Virginia) is intended to promote the interests of Production Group International, Inc., a Virginia corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

          Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

          This Plan shall serve as the successor to the Predecessor Plan and no further option grants shall be made under the Predecessor Plan from and after the effective date of this Plan. All options outstanding under the Predecessor Plan on the effective date of this Plan are hereby incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such option, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation's Common Stock thereunder.

     II.  STRUCTURE OF THE PLAN

          A. The Plan shall be divided into two (2) separate components: the Option Grant Program and the Stock Issuance Program. Under the Option Grant Program, eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock. Under the Stock Issuance Program, eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered or to be rendered the Corporation (or any Parent or Subsidiary).

          B. The provisions of Articles One and Four shall apply to both the Option Grant and Stock Issuance Programs and shall accordingly govern the interests of all persons under the Plan.

     III. ADMINISTRATION OF THE PLAN

          A. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

          B. The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options and stock issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option or stock issuance thereunder.

     IV.  ELIGIBILITY

          A. The persons eligible to receive option grants under the Plan are as follows:

                  (i)    Employees,

                  (ii) non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, who are not resident in the State of Virginia, and

                  (iii) consultants who provide services to the Corporation (or any Parent or Subsidiary) and who are not resident in the State of Virginia.

          B.   The Plan Administrator shall have full authority to determine,
(i) with respect to the option grants under the Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each

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Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid by the Participant for such shares.

          C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

     V.   STOCK SUBJECT TO THE PLAN

          A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock. The maximum number of shares of Common Stock which may be issued in the aggregate under the Plan and the California Plan shall not exceed 706,000 shares. The 706,000-share reserve is comprised of
(i) the 280,000 shares subject to options outstanding under the Predecessor Plan as of the effective date of this Plan and incorporated herein, plus (ii) the additional 426,000 shares authorized by the Board for issuance under this Plan, subject to stockholder approval.

          B. Shares of Common Stock subject to outstanding options under this Plan (including outstanding options under the Predecessor Plan which have been incorporated into this Plan) shall be available for subsequent issuance under this Plan or under the California Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are cancelled in accordance with the cancellation-regrant provisions of Article Two. All shares issued under this Plan or the California Plan, whether or not those shares are subsequently repurchased by the Corporation pursuant to its repurchase rights under this Plan or the California Plan, shall reduce on a share-for-share basis the aggregate number of shares of Common Stock available for subsequent issuance under this Plan and the California Plan.

          C. In the event any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable in the aggregate under this Plan and the California Plan, (ii) the maximum number and/or class of securities by which the share reserve under this Plan is to be reduced for shares issued under the California Plan, (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option under this Plan and (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more outstanding shares of the Corporation's preferred stock into shares of Common Stock.

                                  ARTICLE TWO

                             OPTION GRANT PROGRAM
                             --------------------


     I.   OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document
                                    --------
shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

          A.   EXERCISE PRICE.
               --------------

                1. The exercise price per share shall be fixed by the Plan Administrator and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the option grant date.

                2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Four and the documents evidencing the option grant, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

                  (i) in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                  (ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

          B.   EXERCISE AND TERM OF OPTIONS.  Each option shall be exercisable
               ----------------------------
at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option grant. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

          C.   EFFECT OF TERMINATION OF SERVICE.
               --------------------------------

               1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                  (i) Should the Optionee cease to remain in Service for any reason other than Permanent Disability or death, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                  (ii) Should the Optionee's Service terminate by reason of Permanent Disability, then the Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

                  (iii) Should the Optionee die while holding one or more outstanding options, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have a period of twelve (12) months following the date of the Optionee's death during which to exercise each such option.

                  (iv) Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

                  (v) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

                  (vi) Should the Optionee's Service be terminated for Misconduct, all outstanding options held by such Optionee shall terminate immediately and cease to remain outstanding.

                  (vii) Upon the occurrence of a Corporate Transaction, the provisions of Section III of this Article Two shall, to the extent applicable, govern the period for which any outstanding options held by the Optionee are to remain exercisable following an Involuntary Termination of his or her Service and shall supersede any provisions to the contrary in this section.

          2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                  (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate; provided,
                                                                      --------
     that in no event shall such option be exercisable after the specified expiration of the option term, and/or

                  (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service or death but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

          D.   SHAREHOLDER RIGHTS.  The holder of an option shall have no
               ------------------
shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares. In addition, each such record holder shall be required to execute and deliver to the Corporation a Voting Trust Agreement in the form approved by the Plan Administrator with respect to such purchased shares.

          E.   REPURCHASE OF UNVESTED SHARES.  The Plan Administrator shall have
               -----------------------------
the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

          F.   REPURCHASE OF VESTED SHARES.  Until such time as the Common Stock
               ---------------------------
is first registered under Section 12(g) of the 1934 Act, upon the Optionee's cessation of Service, the Corporation shall have the right to repurchase, at the Fair Market Value per share on the date of such cessation of Service, any or all vested shares of Common Stock held by the Optionee under the Option Grant Program. Such repurchase right shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

          G.   FIRST REFUSAL RIGHTS.  Until such time as the Common Stock is
               --------------------
first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Optionee (or any successor in interest) of any shares of Common Stock issued under the Option Grant Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

          H.   LIMITED TRANSFERABILITY OF OPTIONS.  During the lifetime of the
               ----------------------------------
Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned in accordance with the terms of a Qualified Domestic Relations Order. The assigned option may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

     II.  INCENTIVE OPTIONS

          The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Four shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options shall not be subject to the terms specified in this Section II.
      ---

          A.   EXERCISE PRICE.  The exercise price per share shall not be less
               --------------
than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

          B.   DOLLAR LIMITATION.  The aggregate Fair Market Value of the shares
               -----------------
of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Optionee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Optionee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

          C.   10% SHAREHOLDER.  If any Optionee to whom an Incentive Option is
               ---------------
granted is a 10% Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date and the option term shall not exceed five
(5) years measured from the option grant date.

     III. CORPORATE TRANSACTION

          A. In the event of any Corporate Transaction, each outstanding option shall, immediately prior to the effective date of such Corporate Transaction, automatically accelerate with respect to the additional number of option shares which would otherwise have vested in the twelve (12)-month period measured from and after the effective date of such Corporate Transaction had the Optionee remained in Service during such period (the "Accelerated Option Shares"), and each such option shall become fully exercisable with respect to the Accelerated Option Shares and may be exercised for all or any portion of such shares as fully-vested shares. However, an outstanding option shall not so accelerate and the shares subject to that option shall not immediately vest if and to the extent the acceleration of such option or the vesting of the option shares is subject to other limitations imposed by the Plan Administrator at the time of the option grant.

          B. Immediately following the consummation of the Corporate Transaction, all outstanding options shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation (or parent thereof).

          C. Upon an Involuntary Termination of Optionee's status as an Employee within eighteen (18) months after the effective date of a Corporate Transaction in which his or her outstanding options are assumed by the successor corporation (or parent thereof) and the Corporation's repurchase rights with respect to the unvested shares subject to those options are assigned to the successor corporation (or parent thereof) or such outstanding options are to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), each option assumed or replaced shall automatically accelerate and the shares subject to that option shall vest in full so that the option shall become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares. The option as so accelerated for fully-vested shares shall remain exercisable until the earlier of (i) the expiration of the option term or (ii) the expiration of
    -------
the one (1)-year period measured from the date of such Involuntary Termination.

          D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in the consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance in the aggregate under the Plan and the California Plan following the consummation of such Corporate Transaction and
(ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain
--------
the same.

          E. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     IV.  CANCELLATION AND REGRANT OF OPTIONS

          The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Option Grant Program (including outstanding options under the Predecessor Plan incorporated into this Plan) and to grant in substitution therefor new options covering the same or different numbers of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.

                                 ARTICLE THREE

                            STOCK ISSUANCE PROGRAM
                            ----------------------


     I.   STOCK ISSUANCE TERMS

          Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

          A.   PURCHASE PRICE.
               --------------

               1. The purchase price per share shall be fixed by the Plan Administrator and may be less than, equal to or greater than the Fair Market Value per share of Common Stock on the issuance date.

               2. Subject to the provisions of Section I of Article Four, shares of Common Stock may be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                   (i)    cash or check made payable to the Corporation,

                   (ii) past services rendered to the Corporation (or any Parent or Subsidiary), or

                   (iii) one or more contracts for future services to be rendered to the Corporation (or any Parent or Subsidiary), to the extent permitted under the Virginia Stock Corporation Act.

          B.   VESTING PROVISIONS.
               ------------------

               1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                   (i) the Service period to be completed by the Participant or the performance objectives to be attained,

                   (ii) the number of installments in which the shares are to vest,

                   (iii) the interval or intervals (if any) which are to lapse between installments, and

                   (iv) the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

          2. Any new, additional or different securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

          3. The Participant shall have full shareholder rights with respect to any shares of Common Stock issued to him or her under the Stock Issuance Program, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. However, one or more Participants may be required to execute and deliver to the Corporation a Voting Trust Agreement in the form approved by the Plan Administrator with respect to such shares.

          4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares.

          5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

          6.   Until such time as the Common Stock is first registered under
Section 12(g) of the 1934 Act, upon cessation of the Participant's Service, the Corporation shall have the right to repurchase at the Fair Market Value per share on the date of such cessation of Service, any or all vested shares of Common Stock held by the Participant under the Stock Issuance Program. Such repurchase right shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

          C.   FIRST REFUSAL RIGHTS.  Until such time as the Common Stock is
               --------------------
first registered under Section 12(g) of the 1934 Act, the Corporation shall have the right of first refusal with respect to any proposed disposition by the Participant (or any successor in interest) of any shares of Common Stock issued under the Stock Issuance Program. Such right of first refusal shall be exercisable in accordance with the terms established by the Plan Administrator and set forth in the document evidencing such right.

     II.  CORPORATE TRANSACTION

          A. In the event of a Corporate Transaction, the Corporation's outstanding repurchase rights shall terminate automatically with respect to the additional number of unvested shares which would otherwise have vested in the twelve (12)-month period measured from and after the effective date of such Corporate Transaction had the Participant remained in Service during such period (the "Accelerated Shares").

          B. To the extent any of the Corporation's repurchase rights with respect to the unvested shares held by a Participant are assigned to the successor corporation (or parent thereof) in connection with a Corporate Transaction, those repurchase rights shall subsequently terminate, and all the shares subject to those terminated rights shall immediately vest in full, upon the Involuntary Termination of the Participant's status as an Employee within eighteen (18) months after the effective date of the Corporate Transaction.


     III. SHARE ESCROW/LEGENDS

          Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                 ARTICLE FOUR

                                 MISCELLANEOUS
                                 -------------


     I.   FINANCING

          The Plan Administrator may permit any Optionee or Participant to pay the option exercise price or the purchase price for shares issued to such individual under the Plan by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without
security or collateral.   In all events, the maximum credit available to each
Optionee or Participant may not exceed the sum of (i) the aggregate option
                                           ---
exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

     II.  EFFECTIVE DATE AND TERM OF PLAN

          A. The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan shall have been approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan. Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan. No further option grants shall be made under the Predecessor Plan after such effective date.

          B. Each option issued and outstanding under the Predecessor Plan immediately prior to the effective date of this Plan shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder.

          C.   The Plan shall terminate upon the earliest of (i) the expiration
                                                 --------
of the ten (10)-year period measured from the date the Plan is adopted by the Board, (ii) the date on which all shares available for issuance under the Plan shall have been issued or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Should the Plan terminate under clause
(i), each option and unvested share issuance at the time outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing that option or share issuance.

     III. AMENDMENT OF THE PLAN

          A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations of any Optionee with respect to options at the time outstanding under the Plan, nor adversely affect the rights and obligations of any Participant with respect to Common Stock issued under the Plan prior to such action, unless the Optionee or the Participant consents to such amendment or modification. In addition, the Board shall not, without the approval of the Corporation's shareholders, (i) increase the maximum number of shares issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for participation in the Plan or (iii) otherwise materially increase the benefits accruing to persons who participate in the Plan.

          B. Options to purchase shares of Common Stock may be granted under the Plan and shares of Common Stock may be issued under the Plan that are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are
                --------
held in escrow until the shareholders approve an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short-Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

     IV.  USE OF PROCEEDS

          Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

     V.   WITHHOLDING

          The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options or upon the issuance or vesting of any shares issued under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

     VI.  REGULATORY APPROVALS

          The implementation of the Plan, the granting of any options under the Plan and the issuance of Common Stock (i) upon the exercise of any option or
(ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

     VII. NO EMPLOYMENT OR SERVICE RIGHTS

          Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee or the Participant) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate the Service of the Optionee or the Participant at any time for any reason, with or without cause.

                                   APPENDIX

          The following definitions shall be in effect under the Plan:

     A.   BOARD shall mean the Corporation's Board of Directors.
          -----

     B.   CALIFORNIA PLAN shall mean the Corporation's 1995 Stock Option/Stock
          ---------------
Issuance Plan (California).

     C.   CODE shall mean the Internal Revenue Code of 1986, as amended.
          ----

     D.   COMMITTEE shall mean a committee of one (1) or more Board members
          ---------
appointed by the Board to exercise one or more administrative functions under the Plan.

     E.   COMMON STOCK shall mean the Corporation's common stock.
          ------------

     F.   CORPORATE TRANSACTION shall mean either of the following shareholder-
          ---------------------
approved transactions to which the Corporation is a party:

               (a) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (b) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     G.   CORPORATION shall mean Production Group International, Inc., a
          -----------
Virginia corporation.

     H.   DOMESTIC RELATIONS ORDER shall mean any judgment, decree or order
          ------------------------
(including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

     I.   EMPLOYEE shall mean an individual who is in the employ of the
          --------
Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     J.   EXERCISE DATE shall mean the date on which the Corporation shall have
          -------------
received written notice of the option exercise.

     K.   FAIR MARKET VALUE per share of Common Stock on any relevant date shall
          -----------------
be determined in accordance with the following provisions:

               (a) If the Common Stock is at the time traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (b) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (c) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then the Fair Market Value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate.

     L.   INCENTIVE OPTION shall mean an option which satisfies the requirements
          ----------------
of Code Section 422.

     M.   INVOLUNTARY TERMINATION  shall mean the termination of Service of any
          -----------------------
individual which occurs by reason of:

               (a) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

               (b) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

     N.   MISCONDUCT shall mean the commission of any act of fraud, embezzlement
          ----------
or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such individual adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of such individual or any other person in the Service of the Corporation (or any Parent or Subsidiary).

     O.   1934 ACT shall mean the Securities Exchange Act of 1934, as amended.
          --------

     P.   NON-STATUTORY OPTION shall mean an option not intended to satisfy the
          --------------------
requirements of Code Section 422.

     Q.   OPTION GRANT PROGRAM shall mean the option grant program in effect
          --------------------
under the Plan.

     R.   OPTIONEE shall mean any person to whom an option is granted under the
          --------
Option Grant Program.

     S.   PARENT shall mean any corporation (other than the Corporation) in an
          ------
unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     T.   PARTICIPANT shall mean any person who is issued shares of Common Stock
          -----------
under the Stock Issuance Program.

     U.   PERMANENT DISABILITY  shall mean the inability of an individual to
          --------------------
engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     V.   PLAN shall mean the Corporation's 1995 Stock Option/Stock Issuance
          ----
Plan (Virginia), as set forth in this document.

     W.   PLAN ADMINISTRATOR shall mean either the Board or the Committee, to
          ------------------
the extent the Committee is at the time responsible for the administration of the Plan.

     X.   PREDECESSOR PLAN shall mean the Corporation's previous Stock Option
          ----------------
Plan.

     Y.   QUALIFIED DOMESTIC RELATIONS ORDER shall mean a Domestic Relations
          ----------------------------------
Order which substantially complies with the requirements of Code Section 414(p). The Plan Administrator shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

     Z.   SERVICE shall mean the provision of services to the Corporation (or
          -------
any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant.

     AA.  STOCK EXCHANGE shall mean either the American Stock Exchange or the
          --------------
New York Stock Exchange.

     AB.  STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the
          ------------------------
Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

     AC.  STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect
          ----------------------
under the Plan.

     AD.  SUBSIDIARY shall mean any corporation (other than the Corporation) in
          ----------
an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     AE.  10% SHAREHOLDER shall mean the owner of stock (as determined under
          ---------------
Code Section 424(d)) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

     AF.  VOTING TRUST AGREEMENT shall mean the agreement, in form and substance
          ----------------------
satisfactory to the Plan Administrator, which the Optionee or Participant must execute and deliver to the Corporation at the time of the option exercise or direct stock issuance. Under the Voting Trust Agreement, certain designated officers of the Corporation will be authorized to vote the acquired shares of Common Stock in such manner as they deem appropriate upon all matters submitted to the Corporation's shareholders for approval.